Fees Summary	Nov. 05, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 348,278,000.00
Previously Paid Amount	0.00
Total Fee Amount	48,097.19
Total Offset Amount	0.00
Net Fee	$ 48,097.19
Final Prospectus	false